CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Apr. 11, 2018
CONDENSED CONSOLIDATED BALANCE SHEETS
Accounts Receivable, allowance for credit losses	$ 293	$ 224	$ 630
Inventory, reserve for obsolescence	$ 1,089	$ 996	$ 550
Common stock-par value (in dollars per share)	$ 0.01	$ 0.01	$ 0	$ 0
Common stock-shares authorized	995,000,000	94,443,000	94,443,000
Common stock-shares issued	57,153,467	46,839,659	6,800,065	5,326,755